First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	24	6,913,518.64	4.26	5.374	662	75.18
5.501 - 6.000	97	29,462,633.49	18.16	5.868	668	78.77
6.001 - 6.500	147	42,429,132.78	26.15	6.324	658	78.84
6.501 - 7.000	179	48,674,200.55	30.00	6.792	641	80.96
7.001 - 7.500	65	18,418,377.27	11.35	7.288	633	83.16
7.501 - 8.000	39	11,887,585.33	7.33	7.785	622	83.34
8.001 - 8.500	12	3,377,303.97	2.08	8.298	615	85.06
8.501 - 9.000	5	970,548.59	0.60	8.834	602	89.40
9.001 - 9.500	1	93,600.00	0.06	9.125	574	90.00

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	19	1,560,877.65	0.96	7.093	638	80.98
100,000.01 - 150,000.00	54	7,025,164.32	4.33	6.749	651	78.65
150,000.01 - 200,000.00	79	14,047,214.82	8.66	6.676	640	76.82
200,000.01 - 250,000.00	81	18,226,907.84	11.24	6.512	644	79.15
250,000.01 - 300,000.00	89	24,549,717.87	15.13	6.610	649	79.74
300,000.01 - 350,000.00	77	25,063,499.72	15.45	6.575	650	80.85
350,000.01 - 400,000.00	79	29,804,016.15	18.37	6.582	648	81.23
400,000.01 - 450,000.00	51	21,641,032.73	13.34	6.731	655	82.01
450,000.01 - 500,000.00	22	10,388,554.06	6.40	6.374	650	79.79
500,000.01 - 550,000.00	12	6,248,234.35	3.85	6.701	656	83.47
550,000.01 - 600,000.00	4	2,319,181.82	1.43	7.155	622	84.37
600,000.01 - 650,000.00	1	630,000.00	0.39	6.250	643	70.00
700,000.01 - 750,000.00	1	722,499.29	0.45	6.550	584	84.01

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV
ARM 2/28 60 Month IO	456	131,714,446.18	81.19	6.640	647	80.43
ARM 3/27 60 Month IO	84	22,557,321.25	13.90	6.525	648	80.18
ARM 5/25 60 Month IO	10	2,887,147.45	1.78	6.683	670	81.43
30 Year Fixed 60 Month IO	9	2,306,851.04	1.42	6.851	661	76.96
ARM 5/25 120 Month IO	7	2,010,205.83	1.24	5.938	674	78.40
ARM 5/25 84 Month IO	2	460,999.29	0.28	5.819	614	76.46
ARM 2/28 24 Month IO	1	289,929.58	0.18	5.800	745	80.00

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	560	159,920,049.58	98.58	6.612	648	80.37
Fixed Fully Amortizing	9	2,306,851.04	1.42	6.851	661	76.96

Total:	569	162,226,900.62	100.00	6.616	648	80.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

24	1	289,929.58	0.18	5.800	745	80.00
60	559	159,465,765.92	98.30	6.628	648	80.36
84	2	460,999.29	0.28	5.819	614	76.46
120	7	2,010,205.83	1.24	5.938	674	78.40

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	569	162,226,900.62	100.00	6.616	648	80.33

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	15	4,625,060.00	2.85	7.465	644	80.95
1	53	15,104,218.36	9.31	6.721	658	80.22
2	176	50,845,891.07	31.34	6.520	653	79.92
3	230	63,325,651.19	39.04	6.611	643	80.51
4	82	24,933,267.26	15.37	6.552	649	79.95
5	10	2,327,968.10	1.44	6.946	651	85.35
6	3	1,064,844.64	0.66	7.056	578	85.06

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	569	162,226,900.62	100.00	6.616	648	80.33

Total:	569	162,226,900.62	100.00	6.616	648	80.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

35.01 - 40.00	1	165,000.00	0.10	5.350	647	37.50
40.01 - 45.00	2	313,658.16	0.19	6.758	588	44.54
45.01 - 50.00	8	1,534,758.33	0.95	6.180	656	47.34
50.01 - 55.00	2	379,875.80	0.23	6.816	552	52.46
55.01 - 60.00	6	1,424,379.15	0.88	6.048	631	57.97
60.01 - 65.00	9	2,658,699.98	1.64	6.526	608	64.30
65.01 - 70.00	20	6,289,968.77	3.88	5.998	633	69.68
70.01 - 75.00	28	9,082,175.42	5.60	6.469	633	74.19
75.01 - 80.00	368	100,400,792.92	61.89	6.531	658	79.87
80.01 - 85.00	46	14,957,391.77	9.22	6.872	620	84.31
85.01 - 90.00	63	19,477,734.26	12.01	7.129	633	89.76
90.01 - 95.00	15	5,241,466.06	3.23	6.863	663	94.27
95.01 - 100.00	1	301,000.00	0.19	7.850	711	100.00

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	1	369,000.00	0.23	6.990	504	90.00
520 - 539	3	749,400.00	0.46	7.207	535	78.07
540 - 559	5	1,283,498.10	0.79	7.374	543	79.24
560 - 579	23	6,669,894.80	4.11	7.165	568	79.23
580 - 599	50	13,838,356.51	8.53	6.893	589	81.19
600 - 619	84	23,325,058.42	14.38	6.784	609	80.10
620 - 639	103	27,591,222.10	17.01	6.628	629	79.74
640 - 659	101	31,314,398.30	19.30	6.585	649	79.95
660 - 679	73	20,993,634.40	12.94	6.481	667	80.92
680 - 699	41	11,467,002.32	7.07	6.514	689	80.80
700 - 719	31	8,076,921.14	4.98	6.293	708	80.62
720 - 739	29	8,679,927.26	5.35	6.148	730	80.56
740 - 759	10	3,203,982.42	1.98	6.598	749	80.00
760 - 779	9	2,858,404.85	1.76	6.128	768	83.58
780 - 799	5	1,606,200.00	0.99	6.269	790	79.03
800 - 819	1	200,000.00	0.12	7.990	803	80.00

Total:	569	162,226,900.62	100.00	6.616	648	80.33

Min: 504
Max: 803
Weighted Average: 648

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	286	79,515,610.77	49.02	6.543	668	80.29
Cashout	261	76,152,142.13	46.94	6.685	629	80.20
Rate/Term Refinance	22	6,559,147.72	4.04	6.690	626	82.30

Total:	569	162,226,900.62	100.00	6.616	648	80.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	418	119,100,375.39	73.42	6.613	646	80.12
PUD	76	21,046,291.59	12.97	6.535	647	81.26
Condo	41	10,430,080.65	6.43	6.494	677	80.87
Duplex	25	8,779,558.06	5.41	6.848	643	80.78
3-4 Unit	6	2,310,400.00	1.42	7.148	646	80.77
Townhouse	3	560,194.93	0.35	6.701	648	70.26

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	296	88,673,700.30	54.66	6.802	657	80.51
Full	272	73,418,236.60	45.26	6.391	637	80.17
NINA	1	134,963.72	0.08	6.450	623	44.26

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	555	158,660,553.70	97.80	6.607	648	80.35
Non-Owner Occupied	14	3,566,346.92	2.20	7.011	663	79.45

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	403	115,991,692.79	71.50	6.503	670	80.33
B	157	43,833,309.73	27.02	6.877	597	80.31
C	9	2,401,898.10	1.48	7.263	535	80.53

Total:	569	162,226,900.62	100.00	6.616	648	80.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	280	88,526,900.13	54.57	6.421	653	79.43
New York	69	24,469,220.29	15.08	6.850	642	81.53
Nevada	33	7,912,292.46	4.88	6.602	624	79.84
New Jersey	23	6,500,812.95	4.01	6.948	656	79.16
Arizona	24	5,560,627.19	3.43	6.687	657	81.73
Washington	26	5,313,269.96	3.28	6.521	639	80.53
Florida	19	4,867,111.09	3.00	7.050	646	85.60
Maryland	15	4,385,180.58	2.70	6.844	672	80.72
Virginia	16	3,569,499.20	2.20	7.077	625	79.67
Oregon	9	1,449,803.86	0.89	6.842	622	80.67
Colorado	9	1,405,945.46	0.87	6.683	634	80.00
Utah	6	1,197,711.95	0.74	6.994	601	80.00
Minnesota	5	1,037,270.00	0.64	6.803	671	82.62
Michigan	8	915,514.53	0.56	7.261	635	83.22
Connecticut	3	794,519.58	0.49	6.744	616	82.81
Pennsylvania	3	676,400.00	0.42	7.935	679	96.17
Idaho	3	642,461.19	0.40	6.704	655	80.00
Massachusetts	2	594,988.78	0.37	8.441	595	85.29
North Carolina	3	545,677.80	0.34	6.789	630	85.69
Ohio	2	314,148.00	0.19	6.013	586	80.00
Georgia	1	259,199.84	0.16	6.990	614	90.00
South Carolina	1	243,000.00	0.15	7.890	636	90.00
Texas	1	240,000.00	0.15	6.990	648	80.00
Wisconsin	3	223,128.86	0.14	7.367	615	77.14
Rhode Island	1	183,920.00	0.11	6.800	633	80.00
Indiana	2	153,496.92	0.09	7.468	684	83.05
Illinois	1	124,000.00	0.08	6.950	618	80.00
New Mexico	1	120,800.00	0.07	7.990	688	80.00

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	86	22,522,760.16	13.88	6.887	649	80.85
12	83	30,158,744.85	18.59	6.843	644	81.62
24	293	81,106,445.17	50.00	6.525	651	79.96
36	107	28,438,950.44	17.53	6.417	644	79.57

Total:	569	162,226,900.62	100.00	6.616	648	80.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	6	1,441,472.71	0.90	6.438	636	82.01
4.001 - 4.500	6	1,702,970.84	1.06	5.548	677	75.52
4.501 - 5.000	36	11,052,100.35	6.91	5.859	663	79.50
5.001 - 5.500	87	25,203,028.18	15.76	6.104	667	78.08
5.501 - 6.000	213	62,475,897.09	39.07	6.431	652	80.25
6.001 - 6.500	109	30,479,578.84	19.06	6.866	642	81.60
6.501 - 7.000	68	18,312,400.91	11.45	7.357	626	80.83
7.001 - 7.500	20	5,778,506.88	3.61	7.846	611	83.35
7.501 - 8.000	14	3,380,493.78	2.11	8.312	591	85.62
8.501 - 9.000	1	93,600.00	0.06	9.125	574	90.00

Total:	560	159,920,049.58	100.00	6.612	648	80.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.001 - 9.500	1	237,000.00	0.15	6.500	605	89.43
9.501 - 10.000	1	329,600.00	0.21	6.750	635	80.00
10.501 - 11.000	5	1,387,779.85	0.87	6.000	660	79.84
11.001 - 11.500	21	5,934,030.83	3.71	6.147	667	77.35
11.501 - 12.000	43	12,981,860.51	8.12	6.151	654	79.72
12.001 - 12.500	77	22,801,295.98	14.26	6.130	657	77.65
12.501 - 13.000	150	43,172,368.15	27.00	6.397	658	80.24
13.001 - 13.500	108	30,526,598.15	19.09	6.660	651	81.26
13.501 - 14.000	102	28,207,342.76	17.64	7.049	633	81.32
14.001 - 14.500	28	7,992,158.39	5.00	7.408	622	83.09
14.501 - 15.000	13	4,064,868.10	2.54	7.974	585	81.33
15.001 - 15.500	7	1,882,498.27	1.18	8.341	611	86.01
15.501 - 16.000	3	309,048.59	0.19	8.898	656	88.11
16.001 - 16.500	1	93,600.00	0.06	9.125	574	90.00

Total:	560	159,920,049.58	100.00	6.612	648	80.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	24	6,913,518.64	4.32	5.374	662	75.18
5.501 - 6.000	97	29,462,633.49	18.42	5.868	668	78.77
6.001 - 6.500	143	41,352,371.53	25.86	6.324	658	79.20
6.501 - 7.000	178	48,516,700.55	30.34	6.793	641	80.93
7.001 - 7.500	63	17,730,387.48	11.09	7.293	633	83.20
7.501 - 8.000	37	11,502,985.33	7.19	7.783	619	82.91
8.001 - 8.500	12	3,377,303.97	2.11	8.298	615	85.06
8.501 - 9.000	5	970,548.59	0.61	8.834	602	89.40
9.001 - 9.500	1	93,600.00	0.06	9.125	574	90.00

Total:	560	159,920,049.58	100.00	6.612	648	80.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	11	3,569,443.03	2.23	6.563	631	80.27
3.000	534	151,727,161.55	94.88	6.593	648	80.27
4.000	8	2,488,970.00	1.56	7.938	639	85.61
5.000	6	1,748,875.00	1.09	6.481	680	82.14
5.500	1	385,600.00	0.24	6.500	656	80.00

Total:	560	159,920,049.58	100.00	6.612	648	80.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	320	93,725,385.66	58.61	6.772	648	81.07
1.500	240	66,194,663.92	41.39	6.386	647	79.39

Total:	560	159,920,049.58	100.00	6.612	648	80.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
IO Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	266	75,824,617.83	47.41	6.609	645	80.64
22 - 26	191	56,179,757.93	35.13	6.678	650	80.15
27 - 31	1	360,000.00	0.23	7.875	575	84.71
32 - 36	83	22,197,321.25	13.88	6.503	649	80.10
52 - 56	2	301,496.21	0.19	6.525	670	81.55
57 - 61	17	5,056,856.36	3.16	6.317	667	79.76

Total:	560	159,920,049.58	100.00	6.612	648	80.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	569	162,226,900.62	100.00	6.616	648	80.33

Total:	569	162,226,900.62	100.00	6.616	648	80.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.